Inventories	12 Months Ended
Jun. 30, 2025
Inventories
Inventories

18.    Inventories

LuxExperience Group’s inventories consist mainly of finished goods merchandise acquired from fashion designers. Inventories are measured at the lower of cost or net realizable value. Cost of inventories sold amounted to €662,389 thousand in fiscal year 2025 (2024: €449,590 thousand, 2023: €383,115 thousand). during fiscal year 2025, net reversals of previous inventory write-downs amounting to €4,031 thousand (2024: write-downs of €6,658 thousand, 2023: write-downs of €2,913 thousand). Inventory is written down when its net realizable value falls below its carrying amount and reversed when the circumstances that previously caused the write-down no longer exist or when there is clear evidence of an increase in net realizable value. Net realizable value is estimated as the amount at which inventories are expected to be sold, considering seasonal fluctuations in selling prices, less estimated costs necessary to complete the sale. Specific inventory located in the Leipzig warehouse, with a carrying amount of approximately €348 million as of June 30, 2025, serves as collateral under the Group’s revolving credit facility agreement. The pledged inventory remains in the Group’s possession and is used and managed in the ordinary course of business.